MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On October 31, 2024, MDU Resources Group, Inc. (“MDU Resources”, the “Company”, “we”, “our”, and “us”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with Everus Construction Group, Inc. (“Everus”). The Separation was structured as a generally tax-free spin-off, whereby MDU Resources distributed all of the outstanding shares of Everus common stock on a pro rata basis to MDU Resources shareholders (the “Distribution”). The Distribution became effective at 11:59 p.m., Eastern Time, on October 31, 2024 (the “Separation Date”, the “Distribution Date”). On the Distribution Date, each holder of record as of the close of business on October 21, 2024, received one share of Everus common stock for every four shares of MDU Resources common stock held as of such time, subject to the payment of cash in lieu of fractional shares of Everus common stock. Everus Construction Group, Inc. is now an independent public company that trades under the symbol “ECG” on the New York Stock Exchange. After the Distribution, MDU Resources no longer consolidates Everus into its financial results (the entire transaction being referred to as the “Separation”).
The unaudited pro forma consolidated financial statements have been derived from the Company’s historical audited and unaudited consolidated financial statements and give effect to the Separation. The following unaudited pro forma consolidated statements of income for the six months ended June 30, 2024, and for each of the years ended December 31, 2023, 2022 and 2021 reflect the Company’s results as if the Separation had occurred as of January 1, 2021, to reflect the reclassification of Everus as discontinued operations for all periods presented. The unaudited pro forma consolidated balance sheet as of June 30, 2024, assumes that the Separation had occurred on June 30, 2024. Certain incremental transactions not related to the historical Everus business include the settlement of MDU Resources debt, the establishment of a transition services agreement between MDU Resources and Everus as well as certain transfers of assets and liabilities between MDU Resources and Everus, are presented as transaction accounting adjustments and give effect in the unaudited pro forma consolidated statements of income as if they had occurred on January 1, 2023. After the Separation Date, the historical financial results of Everus will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.
The unaudited pro forma consolidated financial statements are based on the best available information, management estimates and the assumptions and adjustments described below and in the accompanying notes to those financial statements. They are not intended to be a complete presentation of the Company’s results of operations or financial position had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial position had the Separation been completed on the dates assumed. The actual results of operations and financial position may differ significantly from the amounts in the unaudited pro forma consolidated financial statements due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date.
The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with:
•the historical audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in MDU Resources’ Form 10-K for the year ended December 31, 2023;
•the historical unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in MDU Resources’ Form 10-Q for the six months ended June 30, 2024; and
•the historical audited and unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Everus' Information Statement, dated October 18, 2024, filed with the U.S. Securities and Exchange Commission ("SEC") as Exhibit 99.1 to Everus' Current Report on Form 8-K on October 18, 2024 (the

"Information Statement"). Certain reclassifications have been made to the historical presentation of Everus to conform to the presentation used by MDU Resources.
The ”As Reported” column in the unaudited pro forma consolidated financial statements reflects MDU Resources’ historical audited and unaudited financial statements for the periods presented and does not reflect any adjustments related to the Separation and related events.
The adjustments included within the “Everus Separation” column of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations, ASC 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205”), under GAAP. This information was derived from our historical audited and unaudited consolidated financial statements and accounting records for the six months ended June 30, 2024, and for each of the three fiscal years ended December 31, 2023, 2022 and 2021 . The Company’s current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Company’s Annual Report on Form 10-K for the year ending December 31, 2024.
The unaudited pro forma consolidated financial statements have been prepared in accordance with GAAP and in accordance with Regulation S-X Article 11, Pro Forma Financial Information. The unaudited pro forma consolidated financial statements do not include adjustments to reflect any potential synergies or dis-synergies that may result from the Separation.

MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Six Months Ended June 30, 2024

	As Reported	Everus Separation (A)	Transaction Accounting Adjustments		Pro Forma
	(In thousands, except per share amounts)
Operating revenues:
Electric, natural gas distribution and regulated pipeline	$926,561	$—	$—		$926,561
Non-regulated pipeline, construction services and other	1,334,809	(1,328,624)	102	(C)	6,287
Total operating revenues	2,261,370	(1,328,624)	102		932,848
Operating expenses:
Operation and maintenance
Electric, natural gas distribution and regulated pipeline	206,389	—	—		206,389
Non-regulated pipeline, construction services and other	1,198,521	(1,183,258)	906	(C), (D), (I)	16,169
Total operation and maintenance	1,404,910	(1,183,258)	906		222,558
Purchased natural gas sold	353,192	—	—		353,192
Electric fuel and purchased power	62,333	—	—		62,333
Depreciation and amortization	111,631	(12,175)	—		99,456
Taxes, other than income	103,611	(43,728)	—		59,883
Total operating expenses	2,035,677	(1,239,161)	906		797,422
Operating income	225,693	(89,463)	(804)		135,426
Other income	28,449	(6,176)	2,832	(I)	25,105
Interest expense	57,314	(4,393)	(2,151)	(F)	50,770
Income before income taxes	196,828	(91,246)	4,179		109,761
Income taxes	35,356	(24,841)	1,020	(J)	11,535
Income from continuing operations	$161,472	$(66,405)	$3,159		$98,226

Earnings per share - basic
Income from continuing operations	$0.79				$0.48
Earnings per share - diluted
Income from continuing operations	$0.79				$0.48
Weighted-average common shares outstanding - basic	203,834				203,834
Weighted-average common shares outstanding - diluted	204,364				204,364
See accompanying notes to unaudited pro forma consolidated financial statements

MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2023

	As Reported	Everus Separation (A)	Transaction Accounting Adjustments		Pro Forma
	(In thousands, except per share amounts)
Operating revenues:
Electric, natural gas distribution and regulated pipeline	$1,789,637	$—	$—		$1,789,637
Non-regulated pipeline, construction services and other	2,867,703	(2,853,988)	258	(C)	13,973
Total operating revenues	4,657,340	(2,853,988)	258		1,803,610
Operating expenses:
Operation and maintenance
Electric, natural gas distribution and regulated pipeline	397,037	—	—		397,037
Non-regulated pipeline, construction services and other	2,573,835	(2,536,893)	341	(C), (I)	37,283
Total operation and maintenance	2,970,872	(2,536,893)	341		434,320
Purchased natural gas sold	742,965	—	—		742,965
Electric fuel and purchased power	107,881	—	—		107,881
Depreciation and amortization	213,598	(23,148)	—		190,450
Taxes, other than income	196,046	(92,912)	—		103,134
Total operating expenses	4,231,362	(2,652,953)	341		1,578,750
Operating income	425,978	(201,035)	(83)		224,860
Realized gain on tax-free exchange of the retained shares in Knife River	186,556	—	—		186,556
Other income	41,672	(8,218)	5,916	(I)	39,370
Interest expense	114,308	(9,684)	(4,079)	(F)	100,545
Income before income taxes	539,898	(199,569)	9,912		350,241
Income taxes	59,473	(49,261)	2,419	(J)	12,631
Income from continuing operations	$480,425	$(150,308)	$7,493		$337,610

Earnings per share - basic
Income from continuing operations	$2.36				$1.66
Earnings per share - diluted
Income from continuing operations	$2.36				$1.66
Weighted-average common shares outstanding - basic	203,640				203,640
Weighted-average common shares outstanding - diluted	203,938				203,938
See accompanying notes to unaudited pro forma consolidated financial statements

MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2022

	As Reported	Everus Separation (A)	Transaction Accounting Adjustments		Pro Forma
	(In thousands, except per share amounts)
Operating revenues:
Electric, natural gas distribution and regulated pipeline	$1,736,397	$—	$—		$1,736,397
Non-regulated pipeline, construction services and other	2,705,387	(2,694,486)	136	(C)	11,037
Total operating revenues	4,441,784	(2,694,486)	136		1,747,434
Operating expenses:
Operation and maintenance
Electric, natural gas distribution and regulated pipeline	375,347	—	—		375,347
Non-regulated pipeline, construction services and other	2,450,347	(2,418,345)	4,628	(C)	36,630
Total operation and maintenance	2,825,694	(2,418,345)	4,628		411,977
Purchased natural gas sold	757,883	—	—		757,883
Electric fuel and purchased power	92,007	—	—		92,007
Depreciation and amortization	210,028	(21,469)	—		188,559
Taxes, other than income	186,173	(85,543)	—		100,630
Total operating expenses	4,071,785	(2,525,357)	4,628		1,551,056
Operating income	369,999	(169,129)	(4,492)		196,378
Other income	11,228	(7,967)	—		3,261
Interest expense	80,698	(15)	—		80,683
Income before income taxes	300,529	(177,081)	(4,492)		118,956
Income taxes	49,761	(43,565)	(1,094)	(J)	5,102
Income from continuing operations	250,768	(133,516)	(3,398)		113,854

Earnings per share - basic
Income from continuing operations	$1.23				$0.56
Earnings per share - diluted
Income from continuing operations	$1.23				$0.56
Weighted-average common shares outstanding - basic	203,358				203,358
Weighted-average common shares outstanding - diluted	203,462				203,462
See accompanying notes to unaudited pro forma consolidated financial statements

MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2021

	As Reported	Everus Separation (A)	Transaction Accounting Adjustments		Pro Forma
	(In thousands, except per share amounts)
Operating revenues:
Electric, natural gas distribution and regulated pipeline	$1,390,992	$—	$—		$1,390,992
Non-regulated pipeline, construction services and other	2,063,444	(2,050,036)	198	(C)	13,606
Total operating revenues	3,454,436	(2,050,036)	198		1,404,598
Operating expenses:
Operation and maintenance
Electric, natural gas distribution and regulated pipeline	367,234	—	—		367,234
Non-regulated pipeline, construction services and other	1,842,697	(1,811,723)	1,402	(C)	32,376
Total operation and maintenance	2,209,931	(1,811,723)	1,402		399,610
Purchased natural gas sold	483,118	—	—		483,118
Electric fuel and purchased power	74,105	—	—		74,105
Depreciation and amortization	198,240	(20,270)	—		177,970
Taxes, other than income	157,991	(67,061)	—		90,930
Total operating expenses	3,123,385	(1,899,054)	1,402		1,225,733
Operating income	331,051	(150,982)	(1,204)		178,865
Other income	25,724	(2,531)	—		23,193
Interest expense	70,709	(42)	—		70,667
Income before income taxes	286,066	(153,471)	(1,204)		131,391
Income taxes	43,544	(37,611)	(292)	(J)	5,641
Income from continuing operations	242,522	(115,860)	(912)		125,750

Earnings per share - basic
Income from continuing operations	$1.20				$0.62
Earnings per share - diluted
Income from continuing operations	$1.20				$0.62
Weighted-average common shares outstanding - basic	202,076				202,076
Weighted-average common shares outstanding - diluted	202,383				202,383
See accompanying notes to unaudited pro forma consolidated financial statements

MDU Resources Group, Inc.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2024

	As Reported	Everus Separation (A)	Transaction Accounting Adjustments		Pro Forma
	(In thousands, except per share amounts)
Assets:
Current assets:
Cash, cash equivalents and restricted cash	$94,438	$(15,658)	$98,125	(E), (G), (H)	$176,905
Receivables, net	926,804	(780,853)	15,815	(B)	161,766
Inventories	217,822	(48,575)	—		169,247
Current regulatory assets	69,736	—	—		69,736
Prepayments and other current assets	88,239	(14,821)	—		73,418
Total current assets	$1,397,039	$(859,907)	$113,940		$651,072
Noncurrent assets:
Property, plant and equipment	7,560,455	(269,785)	—		7,290,670
Less: accumulated depreciation and amortization	2,295,499	(151,498)	—		2,144,001
Net property, plant and equipment	5,264,956	(118,287)	—		5,146,669
Goodwill	488,960	(143,224)	—		345,736
Other intangible assets, net	960	(960)	—		—
Regulatory assets	351,334	—	—		351,334
Investments	123,391	(13,421)	—		109,970
Operating lease right-of-use assets	83,189	(61,694)	—		21,495
Other	250,507	(29,035)	—		221,472
Total noncurrent assets	6,563,297	(366,621)	—		6,196,676
Total assets	$7,960,336	$(1,226,528)	$113,940		$6,847,748
Liabilities and stockholders' equity:
Current liabilities:
Long-term debt due within one year	193,608	(132,000)	(56,908)	(E)	4,700
Accounts payable	442,568	(343,089)	6,852	(B), (E)	106,331
Taxes payable	63,029	(10,828)	—		52,201
Dividends payable	25,029	—	—		25,029
Accrued compensation	63,927	(45,309)	—		18,618
Operating lease liabilities due within one year	24,597	(22,693)	—		1,904
Regulatory liabilities due within one year	158,535	—	—		158,535
Other accrued liabilities	178,566	(55,913)	50,596	(B), (D), (H)	173,249
Total current liabilities	1,149,859	(609,832)	540		540,567

Noncurrent liabilities:
Long-term debt	2,207,009	—	—		2,207,009
Deferred income taxes	454,826	(4,612)	—		450,214
Asset retirement obligations	393,743	—	—		393,743
Regulatory liabilities	461,366	—	—		461,366
Operating lease liabilities	58,826	(39,480)	—		19,346
Other	216,903	(12,654)	2,943	(B)	207,192
Total noncurrent liabilities	3,792,673	(56,746)	2,943		3,738,870
Total liabilities	4,942,532	(666,578)	3,483		4,279,437
Commitments and contingencies
Stockholders' equity:
Common stock Authorized - 500,000,000 shares, $1.00 par value Shares issued - 203,888,237 at June 30, 2024	203,888	—	—		203,888
Other paid-in capital	1,468,483	—	—		1,468,483
Retained earnings	1,363,604	(560,920)	110,457	(B), (D), (E), (G)	913,141
Accumulated other comprehensive loss	(18,171)	970	—		(17,201)
Total stockholders' equity	3,017,804	(559,950)	110,457		2,568,311
Total liabilities and stockholders' equity	$7,960,336	$(1,226,528)	$113,940		$6,847,748
See accompanying notes to unaudited pro forma consolidated financial statements

MDU Resources Group, Inc.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Everus Separation:
(A)    Reflects the discontinued operations, including associated assets, liabilities, equity and results of operations attributable to Everus which were included in the Company’s historical audited and unaudited consolidated financial statements. In accordance with ASC 205-20, Presentation of Financial Statements – Discontinued Operations, the amounts exclude the following:

1.    General corporate overhead costs which were historically allocated to Everus that do not meet the requirements to be presented in discontinued operations. Such allocations include, but are not limited to, senior management, legal, human resources, finance and accounting, treasury, information technology, internal audit, insurance and other shared services related to MDU Resources’ corporate functions that historically provided support to Everus.
2.    The impact of intercompany activity between MDU Resources and Everus, including intercompany purchases and sales and intercompany receivables and payables that were eliminated in consolidation.

Transaction Accounting Adjustments:

(B)    Reflects the presentation of third-party receivable and payable balances between MDU Resources and Everus that were historically recorded as intercompany transactions and eliminated in consolidation on the unaudited pro forma consolidated balance sheet as of June 30, 2024, as follows:

As of June 30, 2024
(In thousands)
Receivables, net	$15,815
Accounts payable	$7,894
Other accrued liabilities	$4,932
Other noncurrent liabilities	$2,943
Retained earnings	$46

(C)    Reflects the presentation of third-party revenues related to services provided from MDU Resources to Everus and expenses for MDU Resources related to services received from Everus which were historically recorded as intercompany transactions and eliminated in consolidation. This adjustment reflects incremental operating revenues in Non-regulated pipeline, construction services and other of $102 thousand, $258 thousand, $136 thousand and $198 thousand for the six months ended June 30, 2024 and for the years ended December 31, 2023, 2022 and 2021, respectively, as well as incremental operating expenses in Non-regulated pipeline, construction services and other of $336 thousand, $140 thousand, $4,628 thousand and $1,402 thousand for the six months ended June 30, 2024, and for the years ended December 31, 2023, 2022 and 2021, respectively.

(D)    Subsequent to June 30, 2024, MDU Resources anticipates that it will incur additional non-recurring costs of approximately $47,775 thousand to complete the Separation. These expenses primarily relate to financial, legal and tax costs and are reflected as an accrual to Other accrued liabilities on the unaudited pro forma consolidated balance sheet as of June 30, 2024, with the offsetting balance recorded to Retained earnings. $553 thousand of these costs are anticipated to be related to continuing operations. As such, they have been added to operating expenses in Non-regulated pipeline, construction services and other for the six months ended June 30, 2024. The remaining $47,222 thousand of the costs expected to be incurred after June 30, 2024, will be recorded as a component of discontinued operations following the Separation. Therefore, the unaudited consolidated statement of income is not adjusted to include this amount.

(E)    Reflects the transfer of $290,000 thousand of Cash, cash equivalents and restricted cash from Everus to MDU Resources. The offset of this transfer is recorded in Retained earnings. Everus funded the transfer using third-party debt obtained on October 31, 2024, as part of the Separation. MDU Resources estimates that $191,042 thousand of the cash received will be used to retire third-party debt obligations in Long-term debt due within one year of $188,908 thousand, consisting of $190,000 thousand of debt, net of unamortized debt issuance costs of $1,092 thousand, and $1,042 thousand of accrued interest within Accounts payable. The increase to Cash, cash equivalents and restricted cash of $98,958 thousand represents excess cash expected to be retained by MDU Resources following the settlement of its third-party debt, and will be used in the future to pay dividends to MDU Resources shareholders. $132,000 thousand of the third-party debt obligations retired are included as a component of discontinued operations related to Everus, and are shown in the Everus Separation column on the unaudited pro forma consolidated balance sheet.

(F)    In connection with the cash settlement of third-party debt by MDU Resources described in adjustment E above, Interest expense associated with the obligations was also removed from the historical results of MDU Resources. Associated Interest expense consisted of $6,544 thousand and $13,763 thousand for the six months ended June 30, 2024, and for the year ended December 31, 2023, respectively. $4,393 thousand and $9,684 thousand of the historical interest expense removed is included as a component of discontinued operations related to Everus, and is shown in the Everus Separation column on the unaudited pro forma consolidated statement of income.

(G)    Reflects a one-time estimated contribution from Everus to a trust account whose ownership will be maintained by MDU Resources of $1,278 thousand increasing Cash, cash equivalents and restricted cash and Retained earnings as of June 30, 2024. The amount represents a payment by Everus to finance the underfunding of the benefit obligations associated with MDU Resources’ Supplemental Income Security Plan (“SISP”), a plan in which certain Everus employees participated. MDU Resources will retain the SISP liability associated with historical Everus participants.

(H)    Reflects the transfer of $2,111 thousand of Cash, cash equivalents and restricted cash from MDU Resources to Everus and the settlement of a payable held in Other accrued liabilities as of June 30, 2024. The amount owed by MDU Resources to Everus, which was historically intercompany in nature, was established as a third-party balance as part of adjustment B above. MDU Resources holds cash deposits from its subsidiaries for use of certain corporate assets. As part of the Separation, MDU Resources will return the cash deposit and settle the associated payable established with Everus.

(I)    In connection with the Separation, MDU Resources and Everus entered into a transition services agreement whereby each party will provide certain post-Separation services on a transitional basis for a period of up to 20 months. As such, this adjustment reflects the impact of the transition services agreement, which includes services related to tax, legal, treasury, human resources, information technology, risk management and other general and administrative function costs. MDU Resources will provide services to Everus of $2,832 thousand and $5,916 thousand, resulting in Other income recognized for the six months ended June 30, 2024 and the year ended December 31, 2023, respectively. Everus will provide services to MDU Resources of $17 thousand and $201 thousand, resulting in incremental operating expenses in Non-regulated pipeline, construction services and other for the six months ended June 30, 2024, and the year ended December 31, 2023, respectively.

(J)    Reflects the estimated income tax impact of the transaction accounting adjustments. For all periods, the adjustment was calculated by applying the statutory income tax rate to each of the pre-tax pro forma adjustments, resulting in an increase of Income taxes of $1,020 thousand and $2,419 thousand for the six months ended June 30, 2024 and the year ended December 31, 2023, respectively, and a reduction of Income taxes of $1,094 thousand and $292 thousand for the years ended December 31, 2022 and 2021, respectively.